UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12
Volcon, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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3121 Eagles Nest St., Suite 120

Round Rock, Texas 78665

___________, 2023

Dear Fellow Stockholder:

On behalf of the Board of Directors (the “Board”) and management of Volcon, Inc. (the “Company”), you are cordially invited to attend the Special Meeting of Stockholders of the Company to be held online at https:// ___________, on ___________, July ___, 2023, at ___________ A.M., Central Time (the “Special Meeting”).

The attached Notice of the Special Meeting (the “Notice”) and proxy statement (“Proxy Statement”) describe in greater detail all of the formal business that will be transacted at the Special Meeting. There will not be a physical location for the Special Meeting. You will be able to attend the Special Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting: https:// ___________. Directors and officers of the Company will be available at the Special Meeting to respond to any questions that you may have regarding the business to be transacted.

The Company’s Board has determined that each of the proposals that will be presented to the stockholders for their consideration at the Special Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote “FOR” the proposals set forth in this Proxy Statement. If any other business is properly presented at the Special Meeting, the proxies will be voted in accordance with the recommendations of the Company’s Board.

We encourage you to attend the Special Meeting online, but if you are unable to attend, it is important that you vote in advance via the Internet, by telephone, or sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Special Meeting.

On behalf of the Board and all of the employees of the Company, we thank you for your continued support.

Sincerely,

/s/ Jordan Davis

Jordan Davis

Chief Executive Officer

3121 Eagles Nest St, Suite 120

Round Rock, Texas 78665

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD _________, 2023

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Volcon, Inc. (the “Company”) will be held online at https:// ___________, on ___________, ___________, 2023, at ___________ A.M., Central Time, for the following purposes:

1.       Proposal 1. For purposes of complying with Nasdaq Listing Rule 5635(d), to approve (i) the issuance of all of the shares of our common stock upon conversion of the Amended and Restated Series A Notes (as described in this Proxy Statement) in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market without giving effect to the Exchange Cap (as described in this Proxy Statement); (ii) the adjustment of the conversion price of the New Notes and the Amended and Restated Series B Exchange Notes (each as described in this Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in such notes; (iii) the adjustment of the exercise price of the New Warrants and the Amended and Restated Warrants (each as described in this Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in the such warrants; (iv) the modification of the definition of Floor Price (as described in this Proxy Statement) in the New Notes from $2.54 to $0.22; and (v) the modification of the definition of Floor Price (as described in this Proxy Statement) in the New Warrants, the Amended and Restated Warrants, and the Amended and Restated Series B Exchange Notes from $1.09 to $0.22 (collectively, the “Nasdaq Proposal”).

2.       Proposal 2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal (the “Adjournment Proposal”).

Please refer to the proxy statement for the Special Meeting (the “Proxy Statement”) for detailed information on the Nasdaq Proposal and Adjournment Proposal.

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Special Meeting. If any other matters should be properly presented at the Special Meeting or any adjournments or postponements of the Special Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board recommends that you vote “FOR” the Nasdaq Proposal and “FOR” the Adjournment Proposal.

Only stockholders of record as of the close of business on ___________, 2023 are entitled to receive notice of, to attend and to vote at the Special Meeting. If you are a beneficial owner as of that date, you will receive communications from your broker, bank or other nominee about the Special Meeting and how to direct the vote of your shares, and you are welcome to attend the Special Meeting online, all as described in more detail in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on _________, 2023. The Proxy Statement and form of Proxy are available on the Internet at _________ and on our corporate website at www.volcon.com under “Investors—SEC Filings.”

By Order of the Board of Directors,

/s/ Christian Okonsky

Chairman of the Board of Directors

___________, 2023

i

Volcon, Inc.

3121 Eagles Nest St., Suite 120

Round Rock, Texas 78665

PROXY STATEMENT

GENERAL INFORMATION

For the Special Meeting of Stockholders

To Be Held on ___________, 2023

Our Board of Directors is soliciting proxies to be voted at the Special Meeting of Stockholders (the “Special Meeting”) to be held virtually on ___________, 2023, at ___________ A.M., Central Time, for the purposes set forth in the attached Notice of Special Meeting of Stockholders (the “Notice”) and in this Proxy Statement. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about ___________, 2023.

As used in this Proxy Statement, the terms “Company,” “we,” “us,” “our” and “Volcon” refer to Volcon, Inc., and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Special Meeting

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information.

Can I access the Company’s proxy materials electronically?

Yes. The Proxy Statement and form of Proxy are available at ___________. To view this material, you must have available the control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

What does it mean if I receive more than one set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a set of proxy materials.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote at the Special Meeting. We have engaged Okapi Partners LLC. (“Okapi “), a proxy solicitation firm, at an approximate costs of $ ___________, to solicit proxies on behalf of the Company. Okapi may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees of Okapi as well as the reimbursement of their expenses. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had ___________ shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the matters to be voted on at the Annual Meeting.

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What am I voting on?

You are voting on the following matters:

1.       Nasdaq Proposal. For purposes of complying with Nasdaq Listing Rule 5635(d), to approve (i) the issuance of all of the shares of our common stock upon conversion of the Amended and Restated Series A Notes (as described in this Proxy Statement) in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market without giving effect to the Exchange Cap (as described in this Proxy Statement); (ii) the adjustment of the conversion price of the New Notes and the Amended and Restated Series B Exchange Notes (each as described in this Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in such notes; (iii) the adjustment of the exercise price of the New Warrants and the Amended and Restated Warrants (each as described in this Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in the such warrants; (iv) the modification of the definition of Floor Price (as described in this Proxy Statement) in the New Notes from $2.54 to $0.22; and (v) the modification of the definition of Floor Price (as described in this Proxy Statement) in the New Warrants, the Amended and Restated Warrants, and the Amended and Restated Series B Exchange Notes from $1.09 to $0.22 (collectively, the “Nasdaq Proposal”).

2.       Adjournment Proposal. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal (the “Adjournment Proposal”).

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

•	“FOR” the Nasdaq Proposal; and

•	“FOR” the Adjournment Proposal

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Special Meeting.

How many votes are required to hold the Special Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, ___________ shares of the Company’s common stock were issued and outstanding. The holders of a majority in voting power of the issued and outstanding shares entitled to vote at the Special Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Special Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes: Each outstanding share of our common stock is entitled to one vote on each proposal at the Special Meeting. If there is a quorum at the Special Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

•	Approval of the Nasdaq Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the Nasdaq Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the Adjournment Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting is necessary to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters.

How can I vote my shares in person and participate at the Special Meeting?

The Special Meeting will be held entirely online. Stockholders may participate in the Special Meeting by visiting the following website: ___________. To participate in the Special Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Special Meeting in accordance with the instructions from your broker, bank or other nominee. However, even if you plan to attend the Special Meeting online, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

How can I vote my shares without attending the Special Meeting?

If you are the stockholder of record, you may vote by one of the following four methods:

•	Online at the Special Meeting;

•	Via the Internet;

•	By telephone; or

•	By mail.

If you elect to vote by mail and you requested and received a printed set of proxy materials, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote in person at the Special Meeting unless you receive a proxy to do so from the broker or the nominee.

How may I cast my vote over the Internet or by Telephone?

Voting over the Internet: If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, ___________, 2023 (the day before the Special Meeting). Visit ___________ and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Voting by Telephone: If you are a stockholder of record, you may call ___________, toll-free in the United States, U.S. territories and Canada, and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, ___________, 2023 (the day before the Special Meeting). Have your proxy card in hand when you call and then follow the instructions.

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If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

How may a stockholder bring any other business before the Special Meeting?

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that the only matters that may be brought before a special meeting are the matters specified in the notice of meeting, and, as such, stockholders shall not be permitted to propose business at the Special Meeting.

How may I revoke or change my vote?

If you are the record owner of your shares, and you completed and submitted a proxy card, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•	submitting a new proxy card with a later date;
•	delivering written notice to our Corporate Secretary on or before 10:00 A.M. Central Time on May 24, 2023 (the Special Meeting date and time), stating that you are revoking your proxy;
•	attending the Special Meeting and voting your shares online; or
•	if you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Special Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in “street name,” you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity’s procedures.

Who is paying for the costs of this proxy solicitation?

The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, officers and regular employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

We have also engaged Okapi at an approximate costs of $ ___________, to solicit proxies on behalf of the Company.

Are there any rights of appraisal?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our Second Amended and Restated Certificate of Incorporation or our Bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

Who will count the votes?

The inspector of election appointed for the Special Meeting will receive and tabulate the ballots and voting instruction forms. The Board has appointed Computershare to serve as the inspector of election.

Where do I find the voting results of the Special Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting.

How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.volcon.com under “Investors—Governance.” Our stockholders may also obtain written copies at no cost by writing to us at Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665, Attention: Corporate Secretary, or by calling (512) 400-4271.

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How do I request electronic or printed copies of this and future proxy materials?

You may request and consent to delivery of electronic or printed copies of this and future proxy statements, annual reports and other stockholder communications by:

•	visiting ___________;

•	calling 1-800-866-641-4276, toll-free in the United States and Canada; or

•	sending an email to investorvote@computershare.com with “Proxy Materials Volcon, Inc.” in the subject line. Please include your full name and address.

When requesting copies of proxy materials and other stockholder communications, you should have available the control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of June 14, 2023:

•	each person or group known by us to own beneficially more than five percent (5%) of the outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within 60 days through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Volcon, Inc., 3121 Eagles Nest St, Suite 120, Round Rock, Texas 78665.

Name	Number of Shares Beneficially Owned		Percent of Class Beneficially Owned
Directors and Named Executive Officers
Christian Okonsky(1)	5,080,031		14.36%
Jordan Davis(2)	157,956		*
Greg Endo(3)	216,896		*
Jonathan P. Foster(5)	176,250		*
John Kim(6)	163,750		*
Karin-Joyce Tjon(7)	170,000		*
Stephanie Davis(8)	56,409		*
All Directors and Executive Officers (7 Persons)(9)	6,021,292		16.61%

5% Stockholders
Adrian James(4)	6,694,575		21.87%
Empery Asset Management, LP(10)	3,058,450	(10)	9.99%	(10)

*	Denotes less than 1%.
(1)	Consists of (i) a warrant to purchase 4,750,000 shares of common stock at an exercise price of $0.98 per share held by Pink Possum, LLC, for which Mr. Okonsky is the sole member and sole manager; and (ii) 330,031 shares of common stock held by Mr. Okonsky. Mr. Okonsky, directly and/or indirectly, possesses the sole power to vote and the sole power to direct the disposition of all securities of Volcon held by Pink Possum, LLC.
(2)	Consists of (i) 1,494 shares of common stock granted on March 1, 2022, (ii) 6,462 shares of common stock granted on February 6, 2023, and (iii) 150,000 stock options with an exercise price of $3.00 per share that vested on August 23, 2022.
(3)	Consists of (i) 2,101 shares of common stock granted on March 1, 2022, (ii) 6,462 shares of common stock granted on February 2, 2023, 25,000 shares of common stock received from the exercise of stock option on February 13, 2023, and (iv) 183,333 stock options with an exercise price of $1.00 per share that vested as of June 7, 2023.
(4)	Mr. James is a founder of the Company and was a member of the board of directors until July 2022. Consists of (i) 5,457,575 shares of common stock held by Highbridge Consultants, LLC (“Highbridge”), for which Mr. James is the sole member and sole manager; (ii) 430,000 shares of common stock held by ALS Investments, LLC (“ALS”), for which Mr. James is the sole member and sole manager; (iii) 375,000 shares of common stock held by Svenska Investments LLC (“Svenska”), for which Mr. James is the sole manager and his Individual Retirement Account is the sole member; (iv) 244,400 shares of common stock held by Vanguard Financial Trust (“Vanguard”), for which Mr. James is the sole trustee and beneficiary; (v) 187,500 shares of common stock held by Park 10 Investments LLC (“Park”), for which Mr. James is the sole member and sole manager, and (vi) 100 shares of common stock held by ASJ Living Trust (“ASJ”) for which Mr. James is the sole trustee. Mr. James, directly and/or indirectly, possesses the sole power to vote and the sole power to direct the disposition of all securities of Volcon held by Highbridge, ALS, Svenska, Vanguard, Park and ASJ.

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(5)	Consists of 75,000 stock options with an exercise price of $1.00 per share that vested on May 19, 2022 and 101,250 stock options with an exercise price of $1.55 that vest on July 26, 2023.
(6)	Consists of 62,500 stock options with an exercise price of $1.00 per share that vested on July 19, 2022 and 101,250 stock options with an exercise price of $1.55 that vest on July 26, 2023.
(7)	Consists of 68,750 stock options with an exercise price of $3.00 per share that vested on August 24, 2022 and 101,250 stock options with an exercise price of $1.55 that vest on July 26, 2023.
(8)	Consists of (i) 6,409 shares of common stock granted on February 6, 2023, and (ii) 50,000 stock options with an exercise price of $11.00 per share that vested on January 3, 2023.
(9)	Includes warrants for Mr. Okonsky and vested options as noted above.
(10)	The reporting persons hold warrants to purchase an aggregate of 22,492,754 shares of common stock and convertible notes that are convertible into an aggregate of 42,811,594 shares of common stock assuming the proposals set forth in this proxy statement are approved. Pursuant to the terms of the warrants, the reporting persons cannot exercise the warrants to the extent the reporting persons would beneficially own, after any such exercise, more than 4.99% of the outstanding shares of common stock, and pursuant to the terms of the convertible notes, the reporting persons cannot convert the convertible notes to the extent the reporting persons would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of common stock (together, the "Blockers"), and the percentage set forth above gives effect to the Blockers. Empery Asset Management, LP (the "Investment Manager"), serves as the investment manager with respect to the shares of common stock underlying the warrants and convertible notes held by funds to which the Investment Manager serves as investment manager (the "Empery Funds"). Each of Ryan M. Lane and Martin D. Hoe is a Managing Member of Empery AM GP, LLC (the "General Partner"), the general partner of the Investment Manager. The Investment Manager, which serves as the investment manager to the Empery Funds, may be deemed to be the beneficial owner of all shares of common stock underlying the warrants (subject to the Blockers) and convertible notes (subject to the Blockers) held by the Empery Funds. Each of Ryan M. Lane and Martin D. Hoe, as Managing Members of the General Partner of the Investment Manager with the power to exercise investment discretion, may be deemed to be the beneficial owner of all shares of common stock underlying the warrants (subject to the Blockers) and convertible notes (subject to the Blockers) held by, the Empery Funds. The foregoing should not be construed in and of itself as an admission by any reporting person as to beneficial ownership of shares of common stock owned by another reporting person. Each of the Empery Funds and Ryan M. Lane and Martin D. Hoe hereby disclaims any beneficial ownership of any such shares of common stock.

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PROPOSAL 1: THE NASDAQ PROPOSAL

Background and Overview

On May 19, 2023, we entered into a Securities Purchase and Exchange Agreement (the “Purchase Agreement”) with certain institutional investors pursuant to which we agreed to:

(A) issue and sell to the investors in a private placement (i) senior convertible notes in an aggregate principal amount of $4,934,782 (the “New Notes”), at an initial conversion price of $2.54 per share, and (ii) warrants to purchase approximately 5,434,783 shares of common stock with an initial exercise price of $1.09 per share (the “New Warrants”);

(B) exchange the senior convertible notes due February 24, 2024 in principal amount of $27,173,913 (the “Original Notes”) for: (i) senior convertible notes due February 24, 2024 in principal amount of approximately $3,690,422, at an initial conversion price per share of $0.75 (the “Amended and Restated Series A Exchange Notes”); and (ii) senior convertible notes due February 24, 2024 in principal amount of $23,483,491, at an initial conversion price of $1.09 per share (the “Amended and Restated Series B Exchange Notes,” and together with the Amended and Restated Series A Exchange Notes, the “Exchange Notes”); and

(C) exchange the common stock purchase warrants issued in connection with the Original Notes to purchase 9,057,971 shares of common stock at an exercise price of $2.85 per share (the “Original Warrants”) for warrants to purchase 17,057,971 shares of common stock with an initial exercise price of $1.09 per share (the “Amended and Restated Warrants”).

The New Notes and the Exchange Notes

The New Notes and the Exchange Notes are the senior unsecured obligations of the Company, and bear no interest unless an event of default has occurred, upon which interest accrues at 10.0% per annum. The New Notes and the Exchange Notes mature on February 24, 2024, unless earlier converted (only upon the satisfaction of certain conditions); provided that the maturity date may be extended at the sole option of the investors, under certain circumstances specified therein.

The New Notes and the Exchange Notes contain certain conversion limitations, providing that no conversion may be made if, after giving effect to the conversion, the holder, together with any of its affiliates, would own in excess of 9.99% of our outstanding shares of common stock.

The conversion price of New Notes and the Exchange Notes may be lowered if any of the following events occur:

•	With respect to the New Notes and the Amended and Restated Series B Exchange Notes, if our shareholders provide their approval at this Special Meeting, the conversion price of the New Notes and the Amended and Restated Series B Exchange Notes will be reduced to $0.75 per share.

•	With respect to the Amended and Restated Series A Exchange Notes, if we issue or sell, or are deemed to have issued or sold, any shares of our common stock (with limited exceptions) for a consideration per share (the “new issue price”) less than a price equal to the conversion price of the Amended and Restated Series A Exchange Notes in effect immediately prior to such issue or sale or deemed issuance or sale, then immediately after such issuance, the conversion price then in effect shall be reduced to an amount equal to the greater of such new issue price or $0.22. The Amended and Restated Series A Exchange Notes contain a provision that states the holder shall not have the right to receive any shares of common stock upon conversion, to the extent the issuance of such shares of common stock would exceed the aggregate number of shares of common stock which we may issue without breaching our obligations under the rules or regulations of the Nasdaq Stock Market (this limitation is referred to as the “Exchange Cap”). This Exchange Cap will be removed if our shareholders provide their approval for such removal, which approval is being requested at this Special Meeting.

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•	With respect to the Amended and Restated Series B Exchange Notes and the New Notes, if our shareholders provide their approval at this Special Meeting, if we issue or sell, or are deemed to have issued or sold, any shares of our common stock (with limited exceptions) for a consideration per share (the “new issue price”) less than a price equal to the conversion price of the Amended and Restated Series B Exchange Notes in effect immediately prior to such issue or sale or deemed issuance or sale, then immediately after such issuance, the conversion price then in effect shall be reduced to an amount equal to the greater of such new issue price or the “Floor Price” for the Amended and Restated Series B Exchange Notes and the New Notes. The Floor Price for the Amended and Restated Series B Exchange Notes is currently $1.09, provided that we are asking our shareholders at this Special Meeting to reduce the Floor Price of the Amended and Restated Series B Exchange Notes to $0.22. The Floor Price for the New Notes is currently $2.54, provided that we are asking our shareholders at this Special Meeting to reduce the Floor Price of the New Notes to $0.22.

•	If at any time there occurs any stock split, reverse stock split, stock dividend, stock combination, recapitalization or other similar transaction involving our common stock (each, a “Stock Combination Event”), and the lowest volume weighted average price of common stock during the 5 consecutive trading days commencing on the date of the Stock Combination Event (the “Event Market Price”) is less than the conversion price then in effect (after giving effect to the proportionate adjustment that typically occurs in connection with such Stock Combination Event), then at the close of trading on the last day of the 5-day period, the conversion price then in effect shall be reduced (but in no event increased) to the greater of (i) the Event Market Price and (ii) the applicable “Floor Price” for the Exchange Notes. The Floor Price for the Amended and Restated Series A Exchange Notes is $0.22. The Floor Price for the New Notes is currently $2.54, provided that we are asking our shareholders at this Special Meeting to reduce the Floor Price of the New Notes to $0.22. The Floor Price for the Amended and Restated Series B Exchange Notes is currently $1.09, provided that we are asking our shareholders at this Special Meeting to reduce the Floor Price of the Amended and Restated Series B Exchange Notes to $0.22.

The New Warrants and the Amended and Restated Warrants

The New Warrants and the Amended and Restated Warrants contain certain exercise limitations, providing that no exercise may be made if, after giving effect to the exercise, the holder, together with any of its affiliates, would own in excess of 4.99% of our outstanding shares of common stock.

The exercise price of New Warrants and the Amended and Restated Warrants may lowered if any of the following events occur:

•	With respect to the New Warrants and the Amended and Restated Warrants, if we issue or sell, or are deemed to have issued or sold, any shares of our common stock (with limited exceptions) for a consideration per share (the “new issue price”) less than a price equal to the exercise price of the warrants in effect immediately prior to such issue or sale or deemed issuance or sale, then immediately after such issuance, the exercise price then in effect shall be reduced to an amount equal to the greater of such new issue price or the “Floor Price” for the New Warrants and the Amended and Restated Warrants. The Floor Price for the New Warrants and the Amended and Restated Warrants is currently $1.09, provided that we are asking our shareholders at this Special Meeting to reduce the Floor Price of the New Warrants and the Amended and Restated Warrants to $0.22.

•	If at any time there occurs any stock split, reverse stock split, stock dividend, stock combination, recapitalization or other similar transaction involving our common stock (each, a “Stock Combination Event”), and the lowest volume weighted average price of common stock during the 5 consecutive trading days commencing on the date of the Stock Combination Event (the “Event Market Price”) is less than the exercise price then in effect (after giving effect to the proportionate adjustment that typically occurs in connection with such Stock Combination Event), then at the close of trading on the last day of the 5-day period, the exercise price then in effect shall be reduced (but in no event increased) to the greater of (i) the Event Market Price and (ii) the applicable “Floor Price” for the New Warrants and the Amended and Restated Warrants. The Floor Price for the New Warrants and the Amended and Restated Warrants is currently $1.09, provided that we are asking our shareholders at this Special Meeting to reduce the Floor Price of the New Warrants and the Amended and Restated Warrants to $0.22.

The above descriptions set forth some but not all of the material terms of the the New Warrants, the Amended and Restated Warrants, the New Notes and the Exchange Notes. The full text of the foregoing securities are attached as exhibits to the Current Report on Form 8-K we filed with the SEC on May 22, 2023.

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Basis of Shareholder Approval Requirements – Nasdaq Listing Rule 5635(d)

Summary of Nasdaq Listing Rule 5635(d)

Our common stock is listed on the NASDAQ Capital Market, and we are subject to the NASDAQ listing standards set forth in its Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value of the common stock if the securities are convertible into 20% or more of a company’s common stock.

The Resolutions Subject to Approval at the Special Meeting

For purposes of complying with Nasdaq Listing Rule 5635(d), pursuant to the Purchase Agreement, we agreed to hold this Special Meeting of shareholders for approval of resolutions providing for:

(i) the issuance of all of the shares of our common stock upon conversion of the Amended and Restated Series A Notes in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market without giving effect to the Exchange Cap described above;

(ii) the adjustment of the conversion price of the New Notes and the Amended and Restated Series B Exchange Notes to $0.75, as may be further amended pursuant to the terms set forth in such notes;

(iii) the adjustment of the exercise price of the New Warrants and the Amended and Restated Warrants to $0.75, as may be further amended pursuant to the terms set forth in the such warrants;

(iv) the modification of the definition of Floor Price in the New Notes from $2.54 to $0.22; and

(v) the modification of the definition of Floor Price in the New Warrants, the Amended and Restated Warrants, and the Amended and Restated Series B Exchange Notes from $1.09 to $0.22.

Dilutive Effect of Approval of this Proposal

If this proposal is approved, the conversion price of the New Notes and the Amended and Restated Series B Exchange Notes will be reduced to $0.75 from $2.54 and $1.09, respectively. Accordingly, the number of shares underlying the the New Notes and the Amended and Restated Series B Exchange Notes will be increased from 1,942,828 and 21,544,488 shares, respectively, to 6,579,710 and 31,311,322 shares, respectively.

In addition, since the proposal will result in the elimination of the Exchange Cap on the Amended and Restated Series A Notes and the reduction of the Floor Price on the Amended and Restated Series B Exchange Notes and New Notes to $0.22, the number of shares of our common stock that could be issued in the future upon exercise of these notes, if we conduct an offering below $0.75 per share or complete a Stock Combination Event that results in an Event Market Price below $0.75, will increase. For example, assuming we complete an offering at the new Floor Price of $0.22, the number of shares underlying the the New Notes and the Amended and Restated Series B Exchange Notes will be increased to 22,430,830 and 106,743,144 shares, respectively.

Consequences of Not Approving this Proposal

Repayment of the Notes in Cash

If the Nasdaq Proposal is not approved, the conversion price of the New Notes and the Amended and Restated Series B Exchange Notes will remain substantially higher than the current price of our common stock, which will make it less likely that the holders of the New Notes and the Amended and Restated Series B Exchange Notes will convert the notes into shares of our common stock. The New Notes and the Exchange Notes mature in February 2024, and we will be required to repay the notes in cash to the extent they are not otherwise converted into shares of our common stock. Repayment of the New Notes and the Exchange Notes in cash would divert resources away from funding our business operations, which could negatively impact our prospects, financial condition and results of operations.

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Limitations on Future Issuances

For so long as any of the New Notes, the Amended and Restated Series B Exchange Notes, the New Warrants and the Amended and Restated Warrants remain outstanding, we are not permitted to issue shares in future offerings at a price per share that is less than the Floor Price of such securities, which is currently $1.09. As of the date of this proxy statement, our common stock is trading for substantially less than the current Floor Price. If the Nasdaq Proposal is not approved, this provision will greatly limit our ability to raise financing in the future, which will need to support our business.

Obligation to Continue to Seek Approval

If our shareholders do not approve this Nasdaq Proposal, we will be required to seek stockholder approval of this proposal every 90 days until we receive shareholder approval of this proposal. We are not seeking the approval of our shareholders to authorize our issuance of the notes and warrant described above, as we have already entered into the Purchase Agreement and issued the securities, which are binding obligations on us. The failure of our shareholders to approve the Nasdaq Proposal will not negate the existing terms of the documents governing the securities, and the terms of the Purchase Agreement and the securities will remain binding obligations. Seeking shareholder approval multiple times would require us to devote cash and management resources to those special meetings, and would leave less resources for our business.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 1 requires the affirmative vote of a majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. The Board recommends that stockholders vote FOR, for purposes of complying with Nasdaq Listing Rule 5635(d), the approval of (i) the issuance of all of the shares of our common stock upon conversion of the Amended and Restated Series A Notes (as described in this Proxy Statement) in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market without giving effect to the Exchange Cap (as described in this Proxy Statement); (ii) the adjustment of the conversion price of the New Notes and the Amended and Restated Series B Exchange Notes (each as described in this Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in such notes; (iii) the adjustment of the exercise price of the New Warrants and the Amended and Restated Warrants (each as described in this Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in the such warrants; (iv) the modification of the definition of Floor Price (as described in this Proxy Statement) in the New Notes from $2.54 to $0.22; and (v) the modification of the definition of Floor Price (as described in this Proxy Statement) in the New Warrants, the Amended and Restated Warrants, and the Amended and Restated Series B Exchange Notes from $1.09 to $0.22.

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PROPOSAL 2: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE NASDAQ PROPOSAL

Overview

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, one or more of our proxy holders may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Special Meeting and any adjourned session of the Special Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of a majority of the voting power of the votes cast (in person or by proxy) at the Special Meeting. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. The Board recommends that stockholders vote FOR the approval to authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal.

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Other Business

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Special Meeting requiring action of the shareholders. However, if any other matters requiring the vote of the shareholders properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Special Meeting for any reason.

SHAREholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of the Proxy Statement and other proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. Upon written or oral request, we will promptly deliver a separate set of the Proxy Statement or other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement or other proxy materials, please send your request to Investor Relations, Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665 or call the Company with your request at (512) 400-4271.

By Order of the Board of Directors,

/s/ Christian Okonsky

Chairman of the Board

___________, 2023

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1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03UGDA + + Proposals — The Board of Directors recommend a vote “FOR” the Nasdaq Proposal and “FOR” the Adjournment Proposal. A 1. For purposes of complying with Nasdaq Listing Rule 5635(d), to approve (i) the issuance of all of the shares of our common stock upon conversion of the Amended and Restated Series A Notes (as described in this Proxy Statement) in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market without giving effect to the Exchange Cap (as described in this Proxy Statement); (ii) the adjustment of the conversion price of the New Notes and the Amended and Restated Series B Exchange Notes (each as described in this Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in such notes; (iii) the adjustment of the exercise price of the New Warrants and the Amended and Restated Warrants (each as described in this Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in the such warrants; (iv) the modification of the definition of Floor Price (as described in this Proxy Statement) in the New Notes from $2.54 to $0.22; and (v) the modification of the definition of Floor Price (as described in this Proxy Statement) in the New Warrants, the Amended and Restated Warrants, and the Amended and Restated Series B Exchange Notes from $1.09 to $0.22 (collectively, the “Nasdaq Proposal”) 2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal (the “Adjournment Proposal”). For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T 2023 Special Meeting Proxy Card 1234 5678 9012 345 MMMMMMMMM 5 8 2 6 8 6 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMMMMMMM MMMMMMMMMMMMMM MMMMMM If no electronic voting, delete QR code and control # Δ ≈ 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/VLCN or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1 - 800 - 652 - VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.

Small steps make an impact. Help the environment by consenting delivery, sign up at www. Notice of 2023 Special Meeting of Shareholders Proxy Solicited by Board of Directors for Special Meeting — , 2023 Jordan Davis and Greg Endo (the “Proxies”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Volcon, Inc . to be held on , 2023 or at any postponement or adjournment thereof . Shares represented by this proxy will be voted by the stockholder . If no such directions are indicated, the Proxies will have authority to vote FOR the Nasdaq Proposal and FOR the Adjournment Proposal . In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting . (Items to be voted appear on reverse side) Volcon, Inc. T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T Change of Address — Please print new address below. Comments — Please print your comments below. Non - Voting Items C + + Important notice regarding the Internet availability of proxy materials for The material is available at: www.envisionreports.com/VLC hareholders. The 2023 Special Meeting of Shareholders of Volcon, Inc., will be held on , 2023 at 10:00 am, CT, virtually via the internet at www.meetnow.global/MC45T7A. Monday, To access the virt l